SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[GRAPHIC OMITTED] [JOHNSON OUTDOORS LOGO]

THE SPIRIT OF ADVENTURE

JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 25, 2004

To the Shareholders of

JOHNSON OUTDOORS INC.:

The Annual Meeting of Shareholders of Johnson Outdoors Inc. will be held on Wednesday, February 25, 2004 at 10:00 a.m., Central Time, at the Company’s Headquarters, located at 555 Main Street, Racine, Wisconsin, for the following purposes:

1.	To elect six directors to serve for the ensuing year.

2.	To consider and act upon a proposal to approve the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan.

3.	To consider and act upon a proposal to approve an amendment to the Johnson Outdoors Inc. 1987 Employees’ Stock Purchase Plan.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Wednesday, December 17, 2003 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors.

Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares by promptly completing, signing, dating and mailing the proxy card for Class A common stock and/or the proxy card for Class B common stock in the return envelope provided (or, if applicable, by following the instructions for voting by telephone or via Internet supplied to you by your bank or brokerage firm). You retain the right to revoke the proxy at any time before it is actually voted by giving notice in writing to the Secretary of the Company or by giving notice in open meeting at the Annual Meeting.

By Order of the Board of Directors
/s/ Paul A. Lehmann
Paul A. Lehmann
Secretary

Racine, Wisconsin
January 28, 2004

JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403

PROXY STATEMENT

Annual Meeting of Shareholders
To Be Held February 25, 2004

This Proxy Statement, which is first being mailed to shareholders on or about January 28, 2004, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”) to be used at the Annual Meeting of Shareholders of the Company to be held on Wednesday, February 25, 2004 at 10:00 a.m., Central Time, at the Company’s Headquarters, located at 555 Main Street, Racine, Wisconsin, and at any adjournment or postponement thereof (the “Annual Meeting”).

You may vote your shares in the following four ways:

•	By mail. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope before the Annual Meeting, then your shares will be voted as you direct at the Annual Meeting and any adjournments or postponements thereof. If you properly sign and return the proxy card but do not specify how to vote, then your shares will be voted in favor of each proposal set forth in the Notice of Annual Meeting of Shareholders, except that proxy cards returned by a broker to indicate a broker non-vote will not be so voted and will not constitute a vote “for” or “against” any matter.

•	By telephone. If you hold your shares in “street name” through a broker, nominee, fiduciary or other custodian, then you may be able to vote your shares by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Service telephone program. This program allows eligible shareholders to vote by telephone. If your bank or brokerage firm is participating in ADP’s telephone voting program, then your bank or brokerage firm will provide you with instructions for voting by telephone. If you vote by telephone, then you do not need to return your proxy card by mail. If your bank or brokerage firm does not provide you with instructions for voting by telephone or the Internet, then please mark your proxy card, date and sign it, and return it in the enclosed envelope.

•	By Internet. If you hold your shares in “street name” through a broker, nominee, fiduciary or other custodian, then you may be able to vote your shares on the Internet. A large number of banks and brokerage firms are participating in the ADP Investor Communications Service online program. This program allows eligible shareholders to vote on the Internet. If your bank or brokerage firm is participating in ADP’s online voting program, then your bank or brokerage firm will provide you with instructions for voting on the Internet. If you vote on the Internet, then you do not need to return your proxy card by mail. If your bank or brokerage firm does not provide you with instructions for voting on the Internet or telephone, then please mark your proxy card, date and sign it, and return it in the enclosed envelope.

•	In person. Written ballots will be available from the Company’s Secretary before the Annual Meeting commences. If your shares are held in the name of a bank, broker or other holder of record, then you must obtain a proxy, executed in your favor, from the holder of record for you to vote your shares at the Annual Meeting if you decide to attend in person. However, if you do send in your proxy card, and also attend the Annual Meeting, then there is no need to vote again unless you wish to revoke your proxy.

If available, telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that the shareholders must bear.

Shareholders who execute proxies may revoke them at any time before they are voted by written notice addressed to the Secretary at the Company’s address shown above, or by giving notice in open meeting. Unless so revoked, the shares represented by proxies received by the Board of Directors will be voted at the Annual Meeting. Where a shareholder specifies a choice by means of the proxy, the shares will be voted in accordance with such specification. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted in favor of each proposal set forth in the Notice of Annual Meeting of Shareholders.

The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 17, 2003. On the record date, the Company had outstanding and entitled to vote 7,433,627 shares of Class A common stock and 1,222,297 shares of Class B common stock. Holders of Class A common stock are entitled to one vote per share for directors designated to be elected by holders of Class A common stock and for other matters. Holders of Class B common stock are entitled to one vote per share for directors designated to be elected by holders of Class B common stock and ten votes per share for other matters.

ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of Class A common stock have the right to elect 25% of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will elect two directors and holders of Class B common stock will elect four directors. Terry E. London and John M. Fahey, Jr. (the “Class A Directors”) are the nominees designated to be voted on by the holders of Class A common stock, and Samuel C. Johnson, Helen P. Johnson-Leipold, Thomas F. Pyle, Jr. and Gregory E. Lawton (the “Class B Directors”) are the nominees designated to be voted on by the holders of Class B common stock.

Proxies received from holders of Class A common stock will, unless otherwise directed, be voted for the Class A Directors and proxies received from holders of Class B common stock will, unless otherwise directed, be voted for the Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, any shares not voted on this matter (whether by abstention or otherwise) will have no impact on the election of directors.

Listed below are the nominees of the Board of Directors for election at the Annual Meeting. Each of the nominees is presently a director of the Company. If any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

Name	Age	Business Experience During Last Five Years	Since
Samuel C. Johnson	75	Chairman Emeritus of S.C. Johnson & Son, Inc. since October 2000 (manufacturer and marketer of home cleaning, maintenance and storage products) ("SCJ"). Chairman of Johnson Financial Group since 1998 (banking and insurance). Chairman of SCJ from 1988 until October 2000. Chairman of the Board of the Company from January 1994 to March 1999. Mr. Johnson is the father of Helen P. Johnson-Leipold.	1970
Thomas F. Pyle, Jr.	62	Vice Chairman of the Board of the Company since October 1997. Chairman of The Pyle Group since September 1996 (financial services and investments). Director of Sub Zero Corporation.	1987
Helen P. Johnson-Leipold	46	Chairman and Chief Executive Officer of the Company since March 1999. Vice President, Worldwide Consumer Products-Marketing of SCJ from September 1998 to March 1999. Vice President, Personal and Home Care Products of SCJ from October 1997 to September 1998. Director of S.C. Johnson & Son, Inc. and JohnsonDiversey, Inc. Ms. Johnson-Leipold is the daughter of Samuel C. Johnson.	1994
Gregory E. Lawton	52	President and Chief Executive Officer of JohnsonDiversey, Inc. (manufacturer and marketer of commercial cleaning and hygiene solutions and services) since January 1999. President and Chief Executive Officer of NuTone, Inc. (manufacturer of ventilation fans, intercom systems and other home products) from July 1994 to January 1999. Director of JohnsonDiversey, Inc., General Cable Corporation and Superior Metal Products, Inc.	1997
Terry E. London	54	President of London Partners LLC since July 2001 (private investments). From May 1997 to July 2000, President and Chief Executive Officer and a Director of Gaylord Entertainment Company (hospitality and attractions, creative content and interactive media) ("Gaylord"). Executive Vice President and Chief Operating Officer of Gaylord from March 1997 to May 1997. Director of Pier 1 Imports, Inc.	1999

Name	Age	Business Experience During Last Five Years	Since
John M. Fahey, Jr.	51	President and Chief Executive Officer and Chairman of the Executive Committee of the Board of Trustees of the National Geographic Society since March 1998 (nonprofit scientific and educational organization). Director of Jason Foundation for Education.	2001

Independent Directors and Annual Meeting Attendance

The Board of Directors has determined that the Company is a “Controlled Company”, as defined in the rules of The NASDAQ Stock Market, Inc.® (“NASDAQ”), since Samuel C. Johnson is the beneficial owner of more than 50% of the voting power of the Company. The Company therefore is exempt from certain independence requirements of the NASDAQ rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors. Of the six directors currently serving on the Board of Directors, the Board has determined that Messrs. London, Pyle and Fahey are “independent directors” as defined in the NASDAQ rules and also meet the additional independence standards for Audit Committee members. Messrs. London, Pyle and Fahey are the directors who serve on each of the Audit, Compensation and Nominating and Corporate Governance Committees.

Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. Five of the six directors attended the Company’s 2003 Annual Meeting.

Committees

The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees.

The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board’s responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Messrs. Johnson (Chairman) and Pyle and Ms. Johnson-Leipold.

The Audit Committee presently consists of Messrs. London (Chairman), Pyle and Fahey. The Board of Directors has determined that Mr. London qualifies as an “audit committee financial expert,” as defined by the Securities and Exchange Commission. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent auditors and determine their compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent auditors and internal auditors; (4) provide an open avenue of communication among the independent auditors, management, the internal auditors, and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee’s charter was revised in December 2003. A copy of the revised charter is attached to this Proxy Statement as Annex A.

The Compensation Committee presently consists of Messrs. Pyle (Chairman), Fahey and London. The Compensation Committee discharges the responsibilities of the Board of Directors relating to the compensation programs and compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering compensation and benefit plans for such persons and determining awards thereunder, and entering into (or amending existing) employment and compensation agreements with any such persons. Generally, the Compensation Committee also administers all equity-based plans, such as stock option and restricted stock plans in accordance with the terms of such plans.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) presently consists of Messrs. Fahey (Chairman), London and Pyle. The Nominating Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; and (3) taking a leadership role in shaping the corporate governance of the Company.

The Nominating Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of an intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not more than 90 days prior to the date of the annual meeting and not later than the close of business on the later of (i) the 60th day prior to the annual meeting and (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made.

In identifying and evaluating nominees for director, the Nominating Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating Committee believes that the following specific qualities and skills are necessary for all directors to possess:

•	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.

•	A director should have expertise and experience relevant to the Company’s business, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

•	A director should have demonstrated the ability to work well with others.

Charters of Committees

The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Executive Committee, Audit Committee, Compensation Committee and Nominating Committee. The Company maintains a website at www.johnsonoutdoors.com. The Company makes available on its website, free of charge, copies of each of these charters. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this Proxy Statement.

Communications with Board of Directors

Shareholders may communicate with the Board of Directors by writing to the Secretary of the Company at Johnson Outdoors Inc., care of the Board of Directors (or, at the shareholder’s option, care of a specific director), 555 Main Street, Suite 028, Racine, Wisconsin 53403. The Secretary will ensure that this communication (assuming it is properly marked care of the Board of Directors or care of a specific director) is delivered to the Board of Directors or the specified director, as the case may be.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company’s independent auditors are responsible for auditing the Company’s financial statements.

In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure respecting their independence and the letter required by Independence Standards Board No. 1 (“Independence Discussions with Audit Committees”).

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 (“Communication with Audit Committees”) and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the Company’s consolidated financial statements.

The Audit Committee discussed and reviewed the audited consolidated financial statements of the Company for the fiscal year ended October 3, 2003 with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based upon the above-described review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended October 3, 2003 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors
Terry E. London, Chairman
Thomas F. Pyle, Jr.
John M. Fahey, Jr.

Meetings and Attendance

During the year ended October 3, 2003, there were four meetings of the Board of Directors, nine meetings of the Audit Committee, three meetings of the Compensation Committee, and no meetings of the Executive Committee or the Nominating Committee. All directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which they served during the year ended October 3, 2003.

Compensation of Directors

Retainer and Fees. Each director who is not an employee of the Company (“non-employee director”) is entitled to receive an annual retainer of $20,000 and generally $1,000 for each meeting of the Board of Directors and each committee meeting attended. The Vice Chairman of the Board of Directors receives an additional annual retainer of $40,000. Non-employee directors are also entitled to receive an annual retainer for serving on committees of the Board of Directors as follows: the Chairman of each committee receives $3,500 and the other members each receive $1,000.

Stock-Based Plans. The Company maintains the Johnson Outdoors Inc. 1994 Non-Employee Director Stock Ownership Plan (the “1994 Director Plan”). The 1994 Director Plan provides for up to 150,000 shares of Class A common stock to be issued to non-employee directors. The plan provides that upon first being elected or appointed as a director of the Company, and thereafter, on the first business day after the Company’s annual meeting of shareholders, that each non-employee director of the Company automatically receives a combined stock option and restricted stock award in each year during the existence of the 1994 Director Plan. The award is intended to deliver a greater portion of director compensation in the form of equity, with the aggregate award providing an annual economic value of $20,000. The annual economic value is equally divided between restricted stock awards and stock options, with the basis for the division as follows: the restricted stock shares at the fair market value on date of award, and the stock options valued as of the date of the grant using the Black-Scholes Option Pricing Model (the “Black-Scholes Model”). The 1994 Director Plan will terminate on January 27, 2004. The shareholders of the Company are being asked to approve a replacement plan at the Annual Meeting.

The exercise price for options is the fair market value of a share of Class A common stock on the date of grant. Options have a term of ten years and become fully exercisable one year after the date of grant. The shares of Class A common stock granted to non-employee directors in the form of restricted stock awards cannot be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter the restrictions will lapse. However, a non-employee director may transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee or to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

On February 20, 2003, a stock option exercisable for 4,150 shares of Class A common stock and 966 shares of restricted Class A common stock were awarded to each of the non-employee directors of the Company at that time (Messrs. Johnson, Pyle, Lawton, London and Fahey).

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information at November 1, 2003 regarding the beneficial ownership of each class of the Company’s common stock by each director, each person known by the Company to own beneficially more than 5% of either class of the Company’s common stock, each executive officer named in the Summary Compensation Table set forth below, and all directors and current executive officers as a group based upon information furnished by such persons. Except as indicated in the footnotes, the persons listed have sole voting and investment power over the shares beneficially owned.

	Class A Common Stock(1)		Class B Common Stock(1)
Name and Address	Number of Shares	Percentage of Class Outstanding	Number of Shares	Percentage of Class Outstanding
Samuel C. Johnson	2,550,323 (2)(3)	34.5%	1,062,330 (2)(4)	86.9%
555 Main Street
Racine, Wisconsin 53403
Imogene P. Johnson	32,543 (4)	*	1,037,330 (4)	84.8
555 Main Street
Racine, Wisconsin 53403
Dr. H. Fisk Johnson	443,140 (5)	6.0	22,784 (5)	1.9
555 Main Street
Racine, Wisconsin 53403
JWA Consolidated, Inc.	114,464 (6)	1.5	1,037,330 (6)	84.8
555 Main Street
Racine, Wisconsin 53403
Johnson Trust Co.	517,367 (7)	7.0	142,616 (7)	11.7
555 Main Street
Racine, Wisconsin 53403
Helen P. Johnson-Leipold	1,080,741 (6)(8)(9)	14.6	1,056,722 (4)(7)(9)	86.4
555 Main Street
Racine, Wisconsin 53403
Dimensional Fund Advisors Inc.	498,500 (10)	6.7 (10)	--	--
1299 Ocean Avenue
Santa Monica, CA 90401
FMR Corp.	413,700 (11)	5.6 (11)	--	--
82 Devonshire Street
Boston, MA 02109
Thomas F. Pyle, Jr	32,535 (12)	*	--	--
Paul A. Lehmann	27,659 (13)	*	--	--
Gregory E. Lawton	17,854 (14)	*	--	--
Terry E. London	17,854 (15)	*	--	--
Mamdouh Ashour	16,100 (16)	*	--	--
John M. Fahey, Jr	13,882 (17)	*	--	--
Jervis B. Perkins	394 (18)	*	--	--
Patrick J. O'Brien	31,756 (19)	*	--	--
All directors and current executive	3,256,242 (2)(3)(6)	44.1	1,081,722 (2)(4)	88.5
officers as a group (8 persons)	(8)(9)(12)		(7)(9)
	(13)(14)(15)
	(17)(18)(20)

* The amount shown is less than 1% of the outstanding shares of such class.

(1)	Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table do not include Class A Shares which may be acquired upon the conversion of Class B Shares.

(2)	Shares reported by Mr. Johnson include 98,000 Class A Shares and 1,037,330 Class B Shares over which Mr. Johnson may be deemed to share voting power and investment power. The 98,000 Class A Shares are held of record by a corporation controlled by Mr. Johnson through various trusts. The 1,037,330 Class B Shares are held of record by the Johnson Outdoors Inc. Class B common stock Voting Trust (“Voting Trust”), and Mr. Johnson reports beneficial ownership of these shares because Mr. Johnson is the sole trustee of certain trusts that are unit holders of the Voting Trust. Mr. Johnson owns 1,899,536 Class A Shares and 47,046 Class B Shares as sole trustee of a trust for his benefit and reports beneficial ownership of the remaining Class A Shares and Class B Shares indirectly as the sole trustee of a trust for the benefit of Mr. Johnson, members of his family or related entities (the “Johnson Family”), as the sole trustee of a shareholder of certain corporations, or pursuant to options to acquire Class A Shares. Not included in the number of Class A Shares or Class B Shares beneficially owned by Mr. Johnson are Class A Shares or Class B Shares held by Mr. Johnson’s wife, Imogene P. Johnson, by family partnerships of which Mr. Johnson is not a general partner, or does not directly or indirectly control a general partner, by corporations in which all of the common stock is beneficially owned by Mr. Johnson’s adult children or by Johnson Trust Company, Inc. (“Johnson Trust”), except as otherwise noted.

(3)	Includes options to acquire 12,695 Class A Shares, which options are exercisable within 60 days.

(4)	Shares reported by Mrs. Johnson include 1,037,330 Class B Shares directly held by the Voting Trust and over which Mrs. Johnson has shared voting power and shared investment power as sole trustee of the Voting Trust, and all of which are also reported as beneficially owned by Mr. Johnson, Ms. Johnson-Leipold and JWA Consolidated, Inc. as Voting Trust unit holders. Mrs. Johnson reports the remaining shares as personally owned.

(5)	Shares reported by Dr. Johnson include options to acquire 161,667 Class A Shares, which options are exercisable within 60 days, as well as 22,784 Class B Shares held by a revocable trust. Dr. Johnson reported sole voting and sole dispositive power with respect to 274,405 Class A Shares, which includes the above-referenced 161,667 options, and shared voting and dispositive power with respect to 168,735 Class A Shares.

(6)	The 114,464 Class A Shares are also reported as beneficially owned by Ms. Johnson-Leipold as sole trustee of the Samuel C. Johnson Family Trust, which controls JWA Consolidated, Inc. The 1,037,330 Class B Shares are held of record by the Voting Trust, and JWA Consolidated, Inc. reports beneficial ownership in its capacity as a direct or indirect unit holder of the Voting Trust.

(7)	Includes 467,851 Class A Shares and 75,992 Class B Shares over which Johnson Trust has shared voting power and shared investment power, of which 19,392 Class B Shares are also reported as beneficially owned by Ms. Johnson-Leipold. Johnson Trust reports beneficial ownership of the Class A Shares and Class B Shares reflected in the table as sole trustee of various trusts principally for the benefit of members of the Johnson Family. Mr. Johnson is directly or indirectly the controlling shareholder of Johnson Trust.

(8)	Includes options to acquire 655,000 Class A Shares, which options are exercisable within 60 days, and 3,643 Class A Shares held by the Company’s 401(k) Retirement and Savings Plan, over which Ms. Johnson-Leipold has sole voting power.

(9)	Includes 272,586 Class A Shares and 1,056,722 Class B Shares over which Ms. Johnson-Leipold has shared voting power and shared investment power, all of which are reported as beneficially owned by Johnson Trust. Ms. Johnson-Leipold beneficially owns such Class A Shares and Class B Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by the Johnson Family and as a controlling shareholder, with trusts for the benefit of Mr. Johnson and his adult children, of certain corporations.

(10)	The information is based on a report on Schedule 13G/A, dated December 31, 2002, filed by Dimensional Fund Advisors Inc., a registered investment advisor (“Dimensional”) with the Securities and Exchange Commission. Dimensional reported sole voting and sole dispositive power with respect to all of the reported shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(11)	The information is based on a report on Schedule 13G/A, dated February 14, 2003, filed by FMR Corp., a registered investment advisor (“FMR”) with the Securities and Exchange Commission. FMR reported sole voting power with respect to 21,000 Class A Shares and sole dispositive power with respect to all of the reported shares. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and investment advisor to various investment companies, reported beneficial ownership of 392,700 Class A Shares. Fidelity Low Priced Stock Fund reported ownership of 381,700 Class A Shares. Edward C. Johnson 3rd, Chairman of FMR Corp., through its control of Fidelity and the funds reported sole dispositive power of 392,700 Class A Shares.

(12)	Includes options to acquire 22,695 Class A Shares, which options are exercisable within 60 days.

(13)	Includes options to acquire 26,666 Class A Shares, which options are exercisable within 60 days, and 993 Class A Shares held by the Company’s 401(k) Retirement and Savings Plan, over which Mr. Lehmann has sole voting power.

(14)	Includes options to acquire 12,695 Class A Shares, which options are exercisable within 60 days.

(15)	Includes options to acquire 12,695 Class A Shares, which options are exercisable within 60 days.

(16)	Mr. Ashour was Group Vice President of the Company from October 1997 to August, 2003 and President – Worldwide Diving from August 1996 to August, 2003. Mr. Ashour is no longer employed by the Company.

(17)	Includes options to acquire 10,475 Class A Shares, which options are exercisable within 60 days.

(18)	Includes 394 Class A Shares held by the Company’s 401(k) Retirement and Savings Plan, over which Mr. Perkins has sole voting power.

(19)	Includes options to acquire 25,000 Class A Shares, which options are exercisable within 60 days, and 1,506 Class A Shares held by the Company’s 401(k) Retirement and Savings Plan, over which Mr. O’Brien has sole voting power. Mr. O’Brien was President and Chief Operating Officer of the Company from April 1999 to January 2003. Mr. O’Brien is no longer employed by the Company.

(20)	Excludes shares held by Mr. Ashour and Mr. O’Brien. To avoid double counting, the aggregate number of Class A Shares beneficially owned by all of the directors and current executive officers as a group excludes from Ms. Johnson-Leipold’s holdings an option for 485,000 Class A Shares (exercisable within 60 days) granted to Ms. Johnson-Leipold by Mr. Johnson. These 485,000 Class A Shares are included in Mr. Johnson’s holdings for purposes of calculating the aggregate holdings.

At November 1, 2003, the Johnson Family beneficially owned 3,471,243 Class A Shares, or approximately 47.0% of the outstanding Class A Shares, and 1,168,366 Class B Shares, or approximately 95.6% of the outstanding Class B Shares.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for all compensation and benefits provided to the Company’s Chief Executive Officer, other executive officers and key employees. Set forth below is a report explaining the rationale underlying fundamental executive compensation decisions affecting the Company’s executive officers, including the Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “Named Executive Officers”).

Overall Compensation Philosophy

The Company’s program is designed to align compensation with Company performance, business strategy, Company values and management initiatives. The Company’s overall compensation objectives will provide a competitive total compensation program designed to attract and retain high quality individuals and maintain a performance oriented culture that fosters increased shareholder value. The compensation policy is as follows:

•	Base salaries will be targeted at a level that allows the Company to attract, retain, and motivate persons of the highest caliber, with the framework for such decisions based on a review of the appropriate labor markets.

•	Incentive plans will be targeted above the competitive median and will be widely used so that employees participate based on relevant Company, team and individual performance.

•	All compensation programs will be designed to focus performance on the enhancement of shareholder value.

The Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company’s success in meeting specified financial goals and the executive’s success in meeting specific performance goals. As an executive’s level of responsibility increases, a greater portion of total compensation is based on performance-based incentive compensation and less on salary and employee benefits, creating the potential for greater variability in the individual’s compensation level from year to year. The mix, level and structure of performance-based incentive elements reflect market industry practices as well as the executive’s role and relative impact on business results.

The Compensation Committee continually monitors the operation of the Company’s executive compensation program. This monitoring includes a biennial report from independent compensation consultants assessing the effectiveness of the Company’s compensation program by comparing the Company’s executive compensation to a general industry group that is reflective of the national labor market from which many companies recruit for executive and managerial talent (the “Comparator Group”). The Comparator Group is not the same as the peer group that the Company uses in its performance graph. The Compensation Committee reviews the selection of companies used in the Comparator Group and believes that these companies fairly represent the Company’s competitors for executive talent.

The Compensation Committee establishes corporate goals and objectives relevant to the compensation of the Named Executive Officers and the Company’s other officers. The Compensation Committee evaluates the performance of the Named Executive Officers and other officers in light of those goals and objectives and, based on such evaluation, reviews and approves the annual salary, bonus, stock options and other benefits of theses officers.

The key elements of the Company’s executive compensation program consist of base salary, annual bonus and long-term incentives. Senior executive compensation packages are increasingly weighted toward programs contingent upon the Company’s performance. As a result, actual compensation levels of senior executives in any particular year may vary within the range of compensation levels of the competitive marketplace based on the Company’s actual performance and its prior year’s financial results. Although the Compensation Committee believes strongly in offering compensation opportunities competitive with those of comparable members in the Company’s industry, the most important considerations in setting annual compensation are Company performance and individual contributions. A general description of the elements of the Company’s compensation package, including the basis for the compensation awarded to the Company’s Chief Executive Officer for 2003, follows.

Base Salary

Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company’s executive officers are generally positioned to be competitive with comparable positions in the Comparator Group. The Compensation Committee annually reviews each executive officer’s base salary. In determining salary adjustments for executive officers, the Committee considers various factors, including the individual’s performance and contribution, the average percentage pay level for similar positions and the Company’s performance. In the case of executive officers with responsibility for a particular business unit, such unit’s financial results are also considered. The Compensation Committee, where appropriate, also considers nonfinancial performance measures such as improvements in product quality, manufacturing efficiency gains and the enhancement of relations with Company customers and employees. The Compensation Committee exercises discretion in setting base salaries within the guidelines discussed above.

Effective January 1, 2003, Ms. Johnson-Leipold’s annualized base salary was increased from $440,000 to $462,000 to reflect the Compensation Committee’s assessment of the factors listed above.

Bonus Program

The Compensation Committee recognizes the importance of aligning executive compensation with the interests of the shareholders and believes that improvement in economic value provides an excellent measure of shareholder returns. The Company currently has in effect the Johnson Outdoors Key Executive Bonus Plan (“Plan”). The Plan is comprised of two elements which are as follows:

•	Achievement of personalized individual objectives; and

•	Performance against the Company’s Johnson Value Measurement (“JVM”) matrix.

The use of individual objectives allows for the establishment of goals that each Plan participant can best impact, which include, but are not limited to: profitability, sales growth, operations efficiency, market share growth, organizational development, or new item introductions.

The JVM component is aimed directly at improving economic value. For fiscal year 2003, the matrix included goals for sales growth and return on capital. The annual award is derived from a matrix of potential levels of achievement against flexible, annually established goals that take into consideration factors such as past performance, current market conditions, competition, growth, capital structure needs, and return on operating capital. The goals support the attainment of increased shareholder returns while responding to changes both in the Company’s business and the overall business environment.

Against target, individual payouts range from 0-200%, and, in all cases, the greater percentage of bonus targets are JVM based.

The Company’s executive officers are included in the Plan. Target bonuses ranging from 40% to 100% of an executive’s base salary are established by the Compensation Committee for each executive officer at the beginning of the year. Target award opportunities are competitive with industry practices. The Plan includes approximately 100 participants.

The Compensation Committee retains the final authority to approve individual bonuses and may, at its sole discretion, reduce or eliminate bonuses determined under the Plan formula. In 2003, the Compensation Committee approved a bonus of $63,339 for Ms. Johnson-Leipold.

Long-Term Incentives

Long-term incentives are designed to encourage and create significant ownership of Company stock by key executives, thereby promoting a close identity of interests between the Company’s management and its shareholders. Another objective of long-term incentives is to encourage and reward executives for long-term strategic management and the enhancement of shareholder value. The Company’s equity-based award practices are designed to be competitive with those offered by other recreation and sporting goods companies and other leading manufacturing companies in Wisconsin. To this end, the Compensation Committee considers recommendations from the Company’s independent compensation consultants in determining the level of equity-based awards.

The Company historically granted two forms of long-term incentives: stock options and, on a more selective basis, restricted stock. In December 2002, the Company adopted a phantom share plan to provide an alternative vehicle for the granting of long-term incentives. Pursuant to the phantom share plan, on an annual basis, the Compensation Committee fixes a cash target award for each participant. A participant earns such cash target award (assuming such participant remains employed by the Company or one of its subsidiaries) subject to the achievement of performance goals selected by the Compensation Committee in its sole discretion. The earned cash target award for a participant in any year may be equal to, or less or greater than, the cash target award established by the Compensation Committee for such participant for that year under the phantom share plan, but under no circumstance shall such earned cash target award for a participant be less than 75% or greater than 125% of the cash target award established by the Compensation Committee for the participant for that year. That portion, if any, of a cash target award unearned by a participant in the year the award was granted is forfeited by the participant.

On the date that a cash target award is earned, such earned award is immediately converted into that number of phantom shares equal to (i) the aggregate dollar value of the earned cash target award divided by (ii) the “fair market value” of one share of Class A common stock on that date. For purposes of the phantom share plan, the term “fair market value” of one share of Class A common stock on any given date is the weighted average of the closing sales prices of the Class A common stock during the 90-day trailing trading period immediately preceding the date of determination, as reported on the NASDAQ or on such other exchange or market on which shares of common stock are then traded.

The phantom shares held by a participant become 100% vested on the third anniversary of the date on which such phantom shares are issued, provided that the participant remains continuously employed by the Company or one of its subsidiaries during that period or except as otherwise provided in the phantom share plan, and provided further that if the fair market value of the Class A common stock on the date of vesting has declined by more than 25% as compared with the fair market value on the date the cash target award was earned, then vesting will be suspended for one year, and if the fair market value on the fourth anniversary of the date the phantom shares were issued is at least 75% of the fair market value on the date the cash target award was earned, then vesting will occur. Phantom shares that do not vest are forfeited. In the event that phantom shares granted under the phantom share plan vest, the participant holding such phantom shares shall generally be entitled to receive, within 30 days of the vesting date and in full satisfaction of the vested phantom shares, a cash payment equal the product of (i) the number of vested phantom shares multiplied by (ii) the fair market value of one share of Class A common stock based on the ninety-day trailing average on the date of vesting.

Ms. Johnson-Leipold was awarded 6,376 phantom shares on December 16, 2002.

Compliance with Internal Revenue Code Section 162(m)

It is the historical practice of the Company in all appropriate cases to make the compensation to its executives fully deductible under Section 162(m) of the Internal Revenue Code and therefore the Compensation Committee determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

The Compensation Committee of the Board of Directors

Thomas F. Pyle, Jr. (Chairman)
Terry E. London
John M. Fahey, Jr.

Summary Compensation Information

The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Named Executive Officers.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position(s)	Year	Salary	Bonus(4)	Other Annual Compensation(7)	Securities Underlying Stock Options	All Other Compensation(5)
Helen P. Johnson-Leipold	2003	$ 456,500	$ 63,339	$ —	—	$ 67,100
Chairman and Chief	2002	435,000	619,988	—	30,000	49,631
Executive Officer(1)	2001	414,375	41,023	—	30,000	55,513
Jervis B. Perkins	2003	$ 221,730	$ 54,817	$ —	—	$ 22,000
Chief Operating Officer(2)	2002	—	—	—	—	—
	2001	—	—	—	—	—
Paul A. Lehmann	2003	$ 255,525	$ 52,639	$ —	—	$ 30,208
Vice President,	2002	245,400	224,020	—	20,000	23,843
Chief Financial Officer	2001	96,461	18,100	—	20,000	10,117
and Secretary(3)
Mamdouh Ashour	2003	$ 268,817	$ —	$ —	—	$ 4,830
Group Vice President	2002	284,250	81,978	—	10,000	253,080
and President – Worldwide	2001	272,750	95,899	65,020	10,000	232,456
Diving(6)
Patrick J. O’Brien	2003	$ 110,966	$ —	$ —	—	$ 45,705
Former President and	2002	324,510	421,071	—	25,000	38,963
Chief Operating Officer(8)	2001	307,230	79,519	—	25,000	40,578

Footnotes to Summary Compensation Table

(1)	Ms. Johnson-Leipold has been Chairman and Chief Executive Officer since March 1999.

(2)	Mr. Perkins was appointed Chief Operating Officer in January 2003.

(3)	Mr. Lehmann has been Vice President and Chief Financial Officer since May 2001.

(4)	The amounts in the table for the year ended October 3, 2003 consist of amounts accrued under the bonus program.

(5)	The amounts in the table for the year ended October 3, 2003 consist of the following:

(a)	Amounts to be credited for qualified retirement contributions are $16,000 for Ms. Johnson-Leipold, $16,000 for Mr. Perkins, $16,000 for Mr. Lehmann and $1,308 for Mr. O’Brien.

(b)	Company matching contributions to the executives’ 401(k) plan accounts during the year ended October 3, 2003 of $6,000 for Ms. Johnson-Leipold, $6,000 for Mr. Perkins, $5,300 for Mr. Lehmann, $5,912 for Mr. Ashour and $2,615 for Mr. O’Brien.

(c)	Company contributions to the executives’ non-qualified plan accounts during the year ended October 3, 2003 of $45,100 for Ms. Johnson-Leipold, $0 for Mr. Perkins, $8,908 for Mr. Lehmann, $12,309 for Mr. Ashour and $45,705 for Mr. O’Brien.

(d)	$13,391 received from Mr. Ashour for prior years’ income tax refunds paid by the Company, net cost of living allowances.

(e)	$14,825 of unused vacation paid out to Mr. O’Brien upon his termination.

(6)	Mr. Ashour was Group Vice President of the Company from October 1997 to August, 2003 and President – Worldwide Diving from August 1996 to August, 2003. Mr. Ashour is no longer employed by the Company.

(7)	The amounts in the table consist of reimbursements for the payment of U.S. taxes by Mr. Ashour. The amount of the perquisites and other personal benefits, securities or property paid to each of the Named Executive Officers is less than the lesser of $50,000 or 10% of the total annual salary and bonus paid to such Named Executive Officer.

(8)	Mr. O’Brien resigned as President and Chief Operating Officer in January 2003.

Stock-Based Compensation

No stock options were granted to any of the Named Executive Officers in fiscal 2003.

Other than Mr. O’Brien, the Named Executive Officers did not exercise any stock options during fiscal 2003. The following table shows the options exercised in fiscal 2003 and the number of shares remaining covered by both “exercisable” (i.e., vested) and “unexercisable” (i.e., unvested) stock options as of October 3, 2003. Also reported are the values for “in-the-money” options which represent the positive spread between the exercise price of any such existing stock options and the October 3, 2003 closing price of the Class A common stock of $13.50.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 10/3/03		Value of Unexercised In-the-Money Options at 10/3/03
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Helen P. Johnson-Leipold	--	$ --	150,000	30,000	$ 857,700	203,435
Paul A. Lehmann	--	--	19,999	20,001	138,677	130,173
Jervis B. Perkins	--	--	--	--	--	--
Mamdouh Ashour	--	--	--	--	--	--
Patrick J. O'Brien	103,500	693,084	68,500	--	436,688	--

Long Term Incentive Plan Awards in Last Fiscal Year

Pursuant to the Company’s phantom share plan, on an annual basis, the Compensation Committee fixes a cash target award for each participant. On the date that a cash target award is earned, such earned award is immediately converted into that number of phantom shares equal to (i) the aggregate dollar value of the earned cash target award divided by (ii) the fair market value of one share of Class A common stock based on the ninety-day trailing average on that date. The phantom shares held by a participant become 100% vested on the third anniversary of the date on which such phantom shares are issued, provided that the participant remains continuously employed by the Company or one of its subsidiaries during that period or except as otherwise provided in the phantom share plan, and provided further that if the fair market value of the Class A common stock on the date of vesting has declined by more than 25% as compared with the fair market value on the date the cash target award was earned, then vesting will be suspended for one year, and if the fair market value on the fourth anniversary of the date the phantom shares were issued is at least 75% of the fair market value on the date the cash target award was earned, then vesting will occur. Upon vesting, the participant holding such phantom shares is generally entitled to receive, within 30 days of the vesting date and in full satisfaction of the vested phantom shares, a cash payment equal the product of (i) the number of vested phantom shares multiplied by (ii) the fair market value of one share of Class A common stock based on the ninety-day trailing average on the date of vesting.

Set forth below are the grants of phantom shares made to the Named Executive Officers in the last fiscal year. Mr. Perkins did not receive phantom shares in the last fiscal year since he did not join the Company until January 2003. Mr. O’Brien did not receive phantom shares in the last fiscal year.

LONG-TERM INCENTIVE PLAN—AWARDS IN LAST FISCAL YEAR

Name	Number of shares, units or other rights (#)	Performance or other period until maturation or payout
Helen P. Johnson-Leipold	6,376	3 Years
Paul A. Lehmann	4,251	3 Years
Mamdouh Ashour (1)	1,594	3 Years

(1)	In connection with his departure from the Company, Mr. Ashour’s phantom shares were forfeited

Total Shareholder Return

The graph below compares on a cumulative basis the yearly percentage change since October 2, 1998 in (a) the total return (assuming reinvestment of dividends) to shareholders on the Class A common stock with (b) the total return (assuming reinvestment of dividends) on The NASDAQ Stock Market-U.S. Index; (c) the total return (assuming reinvestment of dividends) on the Russell 2000 Index and (d) the total return (assuming reinvestment of dividends) on a self-constructed peer group index. The peer group consists of the Company, K2, Inc., Brunswick Corporation and Huffy Corporation. The graph assumes $100 was invested on October 2, 1998 in Class A common stock, The NASDAQ Stock Market-U.S. Index, the Russell 2000 Index and the peer group index.

[GRAPHIC OMITTED]

	10/2/98	10/1/99	9/29/00	9/28/01	9/27/02	10/3/03
Johnson Outdoors	100.00	105.15	81.62	76.12	128.24	158.82
NASDAQ Market Index (U.S.)	100.00	170.57	227.71	93.10	75.06	117.49
Russell 2000 Index	100.00	122.62	152.66	120.28	108.94	156.45
Peer Group	100.00	150.58	119.39	105.54	138.51	181.91

2003 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

General

The purpose of the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan (the “2003 Director Plan”) is to promote the long-term growth and financial success of the Company by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company’s non-employee directors and its shareholders.

The Company currently has in effect the 1994 Non-Employee Director Stock Ownership Plan (the “1994 Director Plan”). As of December 4, 2003, approximately 18,852 shares of Class A common stock remained available for the granting of additional awards under the 1994 Director Plan. Pursuant to the terms of the 1994 Director Plan, it terminates January 27, 2004. To allow for future equity-based compensation awards to be made by the Company to its non-employee directors, the 2003 Director Plan was adopted by the Board of Directors on December 4, 2003 and became effective as of that date, subject to approval of the 2003 Director Plan by the shareholders of the Company within twelve months of such effective date.

The following is a summary description of the 2003 Director Plan.

Administration

Each non-employee director is automatically entitled, as described below, to receive grants of specified awards under the 2003 Director Plan. The Board of Directors may designate a committee of the Board to administer the 2003 Director Plan. Any such committee must consist of at least two directors, each of whom must qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. If at any time no such committee exists, the 2003 Director Plan will be administered by the members of the Board of Directors who do qualify as non-employee directors, outside directors and independent directors. The Board of Directors has designated the Compensation Committee to administer the 2003 Director Plan.

Awards Under the 2003 Director Plan; Available Stock

The 2003 Director Plan provides for the grant to non-employee directors of non-qualified stock options and restricted stock. The 2003 Director Plan provides that up to a total of 150,000 shares of Class A common stock (subject to adjustment as described below) will be available for the granting of awards thereunder. If any shares subject to awards granted under the 2003 Director Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares issuable pursuant to the award, such shares (assuming the holder of the award did not receive dividends on the shares or exercise other indicia of ownership) will be available for the granting of new awards under the 2003 Director Plan.

Terms of Awards

The 2003 Director Plan provides that, on the first business day after the Company’s annual meeting of shareholders, each non-employee director of the Company automatically receives a combined stock option and restricted stock award. The award is intended to deliver a greater portion of director compensation in the form of equity, with the aggregate award providing an annual economic value of $20,000, or such other amount as the committee administering the plan may determine. Generally, the annual economic value is equally divided between restricted stock awards and stock options, with the basis for the division as follows: the restricted stock shares at the fair market value on date of award, and the stock options valued as of the date of the grant using the Black-Scholes Model.

Stock Options. Each non-employee director of the Company will automatically be granted on the date following the Company’s annual meeting of shareholders in each year during the existence of the 2003 Director Plan stock options having a fair value of $10,000 (valued as of the date of the grant using the Black-Scholes Model), or such other amount as the appropriate committee may determine. On the date on which a non-employee director is first elected or appointed as a director of the Company during the existence of the 2003 Director Plan, such non-employee director will automatically receive, as an initial grant, stock options having a fair value of $10,000 (or such other amount as the committee may determine), as if such director had been a director on the first business day following the most recent annual meeting of shareholders. A non-employee director who is first elected as a director of the Company on the date of the annual meeting of shareholders and who receives a grant of stock options on that date under the 2003 Director Plan will not be eligible to receive additional grants of stock options under the 2003 Director Plan until the first business day following the next succeeding annual meeting of shareholders. The exercise price for such options will be the fair market value of a share of Class A common stock on the date of grant. Options will have a term of ten years and become fully exercisable one year after the date of grant.

If for any reason other than death a non-employee director ceases to be a director of the Company one year or more after his or her initial election or appointment to the Board of Directors while holding a vested option granted under the 2003 Director Plan, such option shall continue to be exercisable for a period of three years after such termination or the remainder of the option term, whichever is shorter. Any unvested options will be cancelled as of the date of such termination. If for any reason other than death a non-employee director ceases to be a director of the Company within one year of the director’s initial election or appointment to the Board of Directors, any option granted under the 2003 Director Plan and held by the director will be cancelled as of the date of such termination. In the event a non-employee director dies, any unvested option granted under the 2003 Director Plan to such director will immediately vest and be exercisable by the director’s designated beneficiary, or, in the absence of a designated beneficiary, by will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

Options will be exercised by payment in full of the exercise price either in cash, previously acquired shares of Class A common stock, or such other forms or combinations of forms of consideration as the committee administering the plan may approve. Options may not be sold, assigned, transferred or disposed of in any manner other than by will or the laws of descent and distribution, except as otherwise provided by the appropriate committee.

Restricted Stock Awards. Each non-employee director of the Company will automatically be granted on the date following the Company’s annual meeting of shareholders in each year during the existence of the 2003 Director Plan shares of Class A common stock having a fair market value of $10,000 (calculated as of the date of such award), or such other amount as the appropriate committee may determine. On the date on which a non-employee director is first elected or appointed as a director of the Company during the existence of the 2003 Director Plan, such non-employee director will automatically receive as an initial award shares of Class A common stock having a fair market value of $10,000 (or such other amount as the committee may determine), as if such director had been a director on the first business day following the most recent annual meeting of shareholders A non-employee director who is first elected as a director of the Company on the date of the annual meeting of shareholders and who receives a grant of restricted stock on that date under the 2003 Director Plan will not be eligible to receive additional grants of restricted stock under the 2003 Director Plan until the first business day following the next succeeding annual meeting of shareholders. Shares of Class A common stock granted to a non-employee director will not be eligible to be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter the restrictions will lapse. However, a non-employee director will be able to transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee and to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution affecting the Class A common stock such that an adjustment is determined by the Board of Directors or the appropriate committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2003 Director Plan, then the Board of Directors or such committee may, in such manner as it may deem equitable, adjust any or all of (1) the number and type of shares that may be issued under the 2003 Director Plan, and (2) the number and type and exercise price of shares subject to outstanding options under the 2003 Director Plan; provided, however, that such adjustments are consistent with the effect on other shareholders arising from any such action.

Amendment and Termination

Except as set forth below, the Board of Directors may at any time amend, suspend or terminate the 2003 Director Plan, including without limitation an amendment to decrease or increase the amount of shares of Class A common stock available for awards; provided, however, that shareholder approval of any amendment of the 2003 Director Plan will be obtained if otherwise required by (a) the Internal Revenue Code or any rules promulgated thereunder, (b) the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Class A common stock is then traded, or (c) any other applicable law. To the extent permitted by applicable law, the committee administering the 2003 Director Plan may also amend it, provided that any such amendments by the committee must be reported to the Board of Directors. The Board of Directors and the committee administering the 2003 Director Plan are prohibited from amending the 2003 Director Plan to permit repricing.

Certain Federal Income Tax Consequences

Stock Options. The stock options under the 2003 Director Plan will be non-qualified stock options for federal income tax purposes. The grant of such stock options will create no income tax consequences to the non-employee director or the Company. A non-employee director will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Class A common stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director. A subsequent disposition of the Class A common stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Class A common stock had been held for more than one year from the date of exercise.

Restricted Stock Awards. The restricted stock under the 2003 Director Plan will be considered unrestricted property (rather than restricted stock) for federal income tax purposes. A non-employee director will recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the non-employee director recognizes income. Any cash dividends received with respect to the restricted stock will be treated as dividend income to the non-employee director in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock will result in capital gain or loss (long-term or short-term depending on the holding period).

Future Awards

No awards have been made to date under the 2003 Director Plan. Assuming shareholders approve the 2003 Director Plan at the Annual Meeting, each non-employee director will receive a combined stock option and restricted stock award, with the aggregate award providing an economic value of $20,000. The following table illustrates the benefits the Company’s non-employee directors would have received during the fiscal year ended October 3, 2003 if the 2003 Director Plan had been in effect:

Name	Dollar Value ($) of Options and Restricted Stock in Aggregate	Number of Shares Subject to Options	Number of Shares of Restricted Stock
John M. Fahey, Jr	$ 20,000	4,150	966
Gregory E. Lawton	$ 20,000	4,150	966
Terry E. London	$ 20,000	4,150	966
Samuel C. Johnson	$ 20,000	4,150	966
Thomas F. Pyle, Jr	$ 20,000	4,150	966
Executive Group	$ 0	0	0
Non-Executive Director Group	$ 100,000	20,750	4,830
Non-Executive Officer
Employee Group	$ 0	0	0

On January 13, 2004, the last reported sales price per share of the Class A common stock on The NASDAQ Stock Market was $15.91.

Equity Compensation Plan Information

The following table presents information on the Company’s existing equity incentive plans as of October 3, 2003.

	Number of shares to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in Column A)
	A	B	C
Equity Compensation Plans approved
by shareholders	690,885	$ 8.80	199,520
Equity Compensation Plans not
approved by shareholders	--	--	--

(1)	All of the available shares under the 1994 Non-Employee Director Stock Ownership Plan (18,852) and under the 2000 Long-Term Stock Incentive Plan (123,839) may be issued upon the exercise of stock options or granted as restricted stock, and, in the case of the 2000 Long-Term Stock Incentive Plan, as share units. The 1994 Non-Employee Director Stock Ownership Plan will terminate on January 27, 2004 in accordance with its terms. There are 56,829 shares available for issuance under the Johnson Outdoors Inc. 1987 Employees’ Stock Purchase Plan, as amended.

Vote Required

Assuming a quorum is present at the Annual Meeting to approve the 2003 Director Plan, the number of votes cast in favor of the 2003 Director Plan must exceed the number of votes cast in opposition to it. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, as noted below, but will not constitute a vote “for” or “against” any matter and will be disregarded in the calculation of “votes cast.” Abstentions and broker non-votes will be counted as present in determining whether there is a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares that the broker holds on behalf of another person, but declines to vote on a particular matter because the broker does not have authority to vote on the matter.

The Board of Directors recommends a vote “FOR” the 2003 Director Plan. Shares of common stock represented at the Annual Meeting by executed but unmarked proxies will be voted “FOR” the 2003 Director Plan, unless a vote against the 2003 Director Plan or to abstain from voting is specifically indicated on the proxy.

AMENDMENT OF JOHNSON OUTDOORS INC.
1987 EMPLOYEES’ STOCK PURCHASE PLAN

General

The proposed amendment to the Johnson Outdoors Inc. 1987 Employees’ Stock Purchase Plan (the “1987 Plan”) would change the eligibility provision to allow participation by certain “highly compensated employees,” consisting of any employee who is a president, vice president or director level employee of a designated corporation, other than a highly compensated employee who has been granted or awarded a stock option, stock appreciation right or stock award under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan.

The 1987 Plan was originally adopted by the Board of Directors on December 11, 1987 and approved by the shareholders on January 28, 1988. The Board of Directors approved the amendment to the 1987 Plan on December 4, 2003, subject to shareholder approval.

The following is a summary description of the 1987 Plan.

Purpose

The purpose of the 1987 Plan is to provide employees of the Company and its subsidiaries with the opportunity to purchase shares of Class A common stock and thereby share in the ownership of the Company.

Administration

The 1987 Plan is required to be administered by a committee of the Board of Directors consisting of not less than two directors who are disinterested persons within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee currently serves as the administrator of the 1987 Plan. Among other functions, the committee has authority to establish the terms and conditions for grants of purchase rights and adopt such rules or regulations which may be necessary or advisable for the operation of the 1987 Plan.

Stock Subject to Plan

The 1987 Plan reserves 210,000 shares of Class A common stock for issuance, subject to appropriate adjustment in the event of payment of stock dividends or changes in the common stock by reason of a stock split, reorganization, recapitalization, merger, consolidation or similar event. As of December 4, 2003, 56,829 shares remained available for future grants of purchase rights.

Eligibility

From time to time the committee administering the plan designates from the group consisting of the Company, its parent and subsidiary corporations, the corporations whose employees may participate in the 1987 Plan (each a “Designated Corporation”). Currently, “full-time” employees of a Designated Corporation who are of legal age for the purpose of executing a binding contract not subject to disaffirmance in the state of their residence, other than highly compensated employees, are eligible to participate. There are currently 975 employees of Designated Corporations eligible to participate in the 1987 Plan. In any event, no employee of a Designated Corporation may participate if he or she would own, directly or indirectly, 5% or more of the total combined voting power or value of all classes of Company common stock.

The proposed amendment would change the exception to allow participation by any highly compensated employee of a Designated Corporation who is a president, vice president or director level employee, other than a highly compensated employee who has been granted or awarded a stock option, stock appreciation right or stock award under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan.

Awards Under the 1987 Plan

Rights to purchase a maximum of 250 shares (unless otherwise determined by the committee administering the plan) will be granted to eligible employees on such dates as may be determined by the committee. The purchase price per share will be the lesser of either 85% of the fair market value of the Class A common stock on the first day of the offer or 85% of the fair market value of the Class A common stock at the end of the Purchase Period (as defined below). The committee administering the plan may specify the aggregate number of shares of Class A common stock available for purchase by all eligible employees during a Purchase Period.

Exercise

All purchase rights are exercisable, in whole or in part, at any time during the 30-day period following the date of grant (the “Purchase Period”); provided, however, that no employee may exercise his or her purchase rights for less than the minimum number of shares designated by the committee administering the plan and provided, further, that an exercise will not be effective until the last day of the Purchase Period. Each purchase right granted under the 1987 Plan will expire at the end of the Purchase Period.

In the event the employees exercise rights to purchase an aggregate number of shares in excess of the maximum number available during a Purchase Period, the committee administering the plan may adjust the number of shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the committee may establish.

Termination and Amendment

The 1987 Plan will terminate on such date as may be determined by the Board of Directors. The Board of Directors may amend or terminate the 1987 Plan, provided that unless approved by the shareholders, no amendment will (i) increase the maximum number of shares of Class A common stock which may be purchased under the 1987 Plan, except as permitted by the anti-dilution provisions of the 1987 Plan; (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to participants under the 1987 Plan.

Limits on Transferability

Purchase rights are not transferable other than by will or the laws of descent and distribution and are exercisable during an employee’s lifetime only by the employee. In the event of termination of employment of an employee, all rights of the employee under the 1987 Plan will terminate.

Federal Income Tax Consequences

No income is recognized by an employee on the grant or exercise of a purchase right granted under the 1987 Plan. If the shares acquired upon exercise are held for at least two years from the date of grant and one year from the date of exercise, or in the event of the employee’s death (whenever occurring) while owning the shares, the lesser of the discount portion of the option price (discount from fair market value at time of grant) or the actual gain will be ordinary income (however, the Company will not be allowed a deduction for this amount); any excess will be a long-term capital gain (in the case of a sale) or eligible for a step-up in basis in accordance with rules normally applicable with respect to stock held by a decedent on death. If the stock is disposed of prior to the expiration of the above holding periods (other than on account of death), the excess of the fair market value at the time of exercise over the option price will be treated as ordinary income to the employee and the Company will be allowed a deduction in this amount. Any additional gain is a long-term or short-term capital gain depending on the holding period. If the amount realized on the sale is less than the fair market value at the time of exercise, the amount of ordinary income (and amount deductible by the Company) is limited to the amount of gain realized.

Future Grants

If the proposed amendment regarding the change in eligibility is approved, it is anticipated that the Company’s executive and senior officers, including the Named Executive Officers who own, directly or indirectly, less than 5% of the total combined voting power or value of all classes of Company common stock, will be eligible to participate in the 1987 Plan. Even if the amendment is approved, it is presently anticipated that highly compensated employees of a Designated Corporation will not be given the opportunity to purchase shares under the 1987 Plan in 2004.

The Company cannot currently determine which executive officers of the Company will be granted a right to purchase shares of Class A common stock under the 1987 Plan in the future, or which other employees will be granted such right in the future. The Compensation Committee will make such determinations from time to time as described in the 1987 Plan.

On January 13, 2004, the last reported sales price per share of the Class A common stock on The NASDAQ Stock Market was $15.91.

Vote Required

Assuming a quorum is present at the Annual Meeting, to approve the amendment to the 1987 Plan, the number of votes cast in favor of the amendment must exceed the number of votes cast in opposition to it. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, as noted below, but will not constitute a vote “for” or “against” any matter and will be disregarded in the calculation of “votes cast.” Abstentions and broker non-votes will be counted as present in determining whether there is a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares that the broker holds on behalf of another person, but declines to vote on a particular matter because the broker does not have authority to vote on the matter.

The Board of Directors recommends a vote “FOR” the proposed amendment to the 1987 Plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendment, unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

CERTAIN TRANSACTIONS

The Company purchases certain services primarily from S. C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Samuel C. Johnson, a director of the Company, and the Johnson Family (including Helen P. Johnson-Leipold, Chairman and Chief Executive Officer of the Company). For example, the Company leases its Headquarters facility from S.C. Johnson and S.C. Johnson provides the Company with (1) administrative services pertaining to things like automobile leasing, office equipment leasing and travel services; (2) information processing and telecommunication services; (3) use of S.C. Johnson’s aircraft and crews, pursuant to a time sharing agreement; and (4) from time to time, certain loaned employees. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during the fiscal year ended October 3, 2003 was approximately $1,825,000.

INDEPENDENT AUDITORS

Change in Independent Auditors in 2002

On May 17, 2002, the Company notified Arthur Andersen LLP (“Andersen”) that its appointment as principal accountants would be terminated effective upon completion of Andersen’s limited review of the Company’s results for the second quarter of the fiscal year ended September 27, 2002. Prior to this dismissal, Andersen was engaged by the Company as the principal accountants to audit the Company’s financial statements. The Company’s Audit Committee approved the decision to change independent accountants.

The report of Andersen on the financial statements for the fiscal year immediately prior to Andersen’s dismissal (Andersen was not the Company’s accountant for the fiscal year ended September 29, 2000) contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with Andersen’s audits for the fiscal year immediately prior to Andersen’s dismissal and through May 17, 2002 (Andersen was not the Company’s accountant for the fiscal year ended September 29, 2000), the Company had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused Andersen to make reference thereto in their report on the financial statement for such year.

On May 17, 2002, the Company engaged Ernst & Young LLP (“Ernst & Young”) to serve as independent auditors for the purpose of auditing the consolidated financial statements of the Company for the fiscal year ended September 27, 2002. During the two fiscal years immediately preceding the engagement of Ernst & Young and through May 17, 2002, the Company had not consulted with Ernst & Young regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Independent Auditors’ Fees

In connection with the fiscal years ended October 3, 2003 and September 27, 2002, Ernst & Young provided various audit and non-audit services to the Company and billed the Company for these services as follows:

a)	Audit Fees. Fees for audit services totaled $616,725 and $329,230 in 2003 and 2002, respectively, including fees with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, and statutory audits required internationally.

b)	Audit Related Fees. Fees for audit-related services totaled $22,801 and $12,437 in 2003 and 2002, respectively, including benefit plan audits and Sarbanes-Oxley consultation.

c)	Tax Fees. Fees for tax services, including tax compliance and tax consultation, totaled $179,700 and $19,200 in 2003 and 2002, respectively.

d)	All Other Fees. Fees for all other services not included above totaled $3,200 and $6,400 in 2003 and 2002, respectively.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors on a case-by-case basis. Since May 6, 2003, the Audit Committee has approved 100% of the services described under Audit-Related Fees, Tax Fees and All Other Fees. The Audit Committee has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees was compatible with maintaining the independence of Ernst & Young and determined that such services did not adversely affect the independence of Ernst & Young.

Representatives of Ernst & Young will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions. The Audit Committee will not choose independent public accountants for the purpose of auditing the consolidated financial statements of the Company for the year ending October 1, 2004 until after the Annual Meeting.

SHAREHOLDER PROPOSALS

All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2005 Annual Meeting of Shareholders must be received at the offices of the Company, 555 Main Street, Racine, Wisconsin 53403 by September 30, 2004 for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise intends to present business at the 2005 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 90 days prior to the date of such annual meeting and not less than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2005 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on December 27, 2004 (assuming a February 25, 2005 meeting date), then the notice will be considered untimely and the Company will not be required to present such proposal at the 2005 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2005 Annual Meeting of Shareholders, then the persons named in proxies solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal. The 2005 Annual Meeting of Shareholders is tentatively scheduled to be held on February 25, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10% shareholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that during the year ended October 3, 2003, all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10% shareholders were filed on a timely basis, with the exception of each of Messrs. Fahey, Johnson, Lawton, London and Pyle filing one late Form 4 reporting the grant of options and restricted stock.

OTHER MATTERS

The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the fiscal year ended October 3, 2003. This Form 10-K will be bound with the Company’s 2003 Annual Report to Shareholders and mailed to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the Securities and Exchange Commission, the Company, where allowed, is delivering only one copy of the Company’s 2003 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2003 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2003 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 028, Racine, Wisconsin 53403 or via the internet to: corporate@johnsonoutdoors.com.

The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold stock of the Company.

Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors
/s/ Paul A. Lehmann
Paul A. Lehmann
Secretary

ANNEX A

Johnson Outdoors Inc.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Johnson Outdoors Inc. (the “Company”) in fulfilling its oversight responsibilities by overseeing: (a) the controls and other procedures of the Company that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“disclosure controls and procedures”), including overseeing the preparation of the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company’s controls and process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements required to be in conformity with Generally Accepted Accounting Principles as addressed by the Codification of Statements on Auditing Standards, AU Section 319, as in effect from time to time, or any superseding definition or other literature that is issued or adopted by the Public Company Accounting Oversight Board (“internal controls and procedures”); and (c) the Company’s auditing, accounting and financial reporting processes generally as well as the audits of the Company’s financial statements. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

•	Appoint the independent auditors and determine their compensation.

•	Review, evaluate and oversee the audit efforts of the Company’s independent auditors and internal auditors.

•	Provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors.

•	Prepare the Audit Committee Report required to be included in the Company’s annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. (“NASDAQ”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. No member of the Committee may serve on the audit committees of more than three public companies unless the Board determines that such service does not, and will not, impair the member’s ability to effectively serve on the Committee and discloses the determination in the Company’s annual proxy statement. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and the Company shall endeavor, to the extent possible, to have at least one member of the Committee who has accounting or financial management experience sufficient to qualify as an “audit committee financial expert” under the rules and regulations of NASDAQ and the Commission, as such rules are in effect from time to time. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

III.	MEETINGS

The Committee shall meet at least quarterly or more frequently as circumstances dictate. The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately.

IV.	AUTHORITY

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee, in its capacity as a committee of the Board, shall determine the appropriate funding that the Company shall provide for payments of: (a) compensation to any independent public accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the Committee, as provided for above; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V.	RESPONSIBILITIES AND DUTIES

In performing its responsibilities and duties, the Committee will seek to provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors. The Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns about the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

The Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of any independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee. The Committee shall have the sole power to: (a) approve all related-party transactions, in accordance with the rules and regulations of NASDAQ, as such rules are in effect from time to time; (b) hire and fire the independent auditors, based on the Committee’s judgment of the independent auditors’ independence and effectiveness, as well as approve all fees and engagement terms; (c) resolve any disagreement between management and the independent auditors; (d) pre-approve all auditing services in accordance with applicable law or regulation; and (e) pre-approve all permissible non-audit services performed by the independent auditors in accordance with applicable law or regulation, subject to any de minimis exception that may be provided by applicable law or regulation. The Committee will not approve any of the “prohibited activities” identified in Section 10A(g) of the Exchange Act.

The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting.

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

•	Review and update this Charter periodically as conditions dictate, but in any event at least annually.

•	Discuss with the independent auditors, in accordance with the Exchange Act, prior to the filing of the independent auditors’ audit report, (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information permissible under Generally Accepted Accounting Principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (c) other material written communications between management and the independent auditors.

•	Review the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company.

•	Discuss with the independent auditors their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time.

•	Review and discuss with management and the independent auditors the Company’s annual audited financial statements to be included in the Company’s Annual Report on Form 10-K, prior to filing the Annual Report with the Commission, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and any reports or other financial information submitted to any governmental body, or the public, including any attestation, certification, report, opinion, or review rendered by the independent auditors. Based on (a) the Committee’s review and discussion of the Company’s annual audited financial statements with management and the independent auditors, (b) the Committee’s discussions with the independent auditors on their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time, and (c) such other factors and circumstances as are determined appropriate by the Committee, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

•	Review the regular internal reports to management prepared by the internal auditors and management’s response.

•	Discuss with management and the independent auditors the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

•	Review and discuss with management and the independent auditors the Company’s quarterly financial results included in the Form 10-Q, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and the results of the independent auditors’ review of the quarterly financial statements.

•	Discuss with management and the independent auditors the Company’s earnings press releases, prior to their release.

•	Review disclosures made to the Committee by the Company’s chief executive officer and senior financial officers (namely, the chief financial officer, the principal accounting officer, the controller and any other employee performing similar functions, collectively, the “Senior Officers”) about (a) any significant deficiencies or weaknesses in the design or operation of the disclosure controls and procedures and internal controls and procedures, including any significant deficiencies and material weaknesses that could adversely affect the Company’s ability to record, process, summarize and timely report financial information as required by the Commission; (b) any fraud (whether or not material) involving management or other employees significantly involved with disclosure controls and procedures and internal controls and procedures; (c) whether or not there were significant changes in disclosure controls and procedures and internal controls and procedures or other factors that could significantly affect such controls; and (d) any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent auditors for the purpose of rendering the Company’s financial statements materially misleading.

•	Discuss with senior management, including the Senior Officers, the areas of financial risk that could have a material adverse effect on the Company’s results of operation or financial condition and the steps management has taken to monitor and control such risks, and the Company’s risk assessment and risk management guidelines and policies.

•	Report the Committee’s activities, including its conclusions with respect to the internal auditors and the independent auditors, to the Board at the Board’s meeting next following each Committee meeting so that the Board is kept fully informed of the Committee’s activities on a current basis.

Independent Auditors

•	Select, evaluate, appoint and, where appropriate, replace the Company’s independent auditors and determine the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the independent auditors all relationships the auditors have with the Company to determine the auditors’ independence.

•	Review with the independent auditors, in advance, the scope of the annual audit, including the scope of complementary internal audit activities.

•	Review and evaluate the lead partner of the independent auditors’ audit team.

•	Review with the independent auditors the results of the annual audit.

•	Review the performance of the independent auditors.

•	Periodically consult with the independent auditors out of the presence of management about internal controls and procedures and the fullness and accuracy of the Company’s financial statements.

•	Ensure the rotation of the lead partner, the concurring review partner, the client service partner, and other “line” partners directly involved in the performance of the audit for the Company, as required by applicable law or regulation.

•	Obtain and review on an annual basis a report from the independent auditors describing the independent auditors’ internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

Financial Reporting Processes

•	In consultation with the independent auditors and the internal auditors, review the integrity of the Company’s financial reporting processes generally, both internal and external.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditors.

Process Improvement

•	Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement (even if adequately resolved) among management and the independent auditors or the internal auditors in connection with the preparation of the financial statements.

•	Conduct annually a self-assessment of its performance during the previous year. In addition, from time to time, the Board may conduct a similar assessment of the Committee. The purpose of these assessments is to increase the effectiveness of the Committee and its members. Compliance with the responsibilities listed in this Charter shall form the principal criteria for such assessments, as well as such other factors and circumstances as are determined appropriate by the Committee or the Board, as the case may be.

Ethical and Legal Compliance

•	As directed by the Board, assist in the establishment, review and periodic update of any codes of ethical conduct or similar policies in effect at the Company from time to time (collectively, the “Code”).

•	Review management’s monitoring of the Company’s compliance with the Code.

•	Review activities, organizational structure, and qualifications of the internal audit department.

•	Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Other

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

VI.	LIMITATION ON COMMITTEE’S ROLE

While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are of oversight in nature. The primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company’s independent auditors are responsible for auditing the Company’s financial statements. It is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities or other problems respecting the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures.

CLASS A COMMON STOCK

PROXY

JOHNSON OUTDOORS INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Tuesday, February 25, 2004, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2 AND 3.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

(Continued and to be signed on reverse side)

JOHNSON OUTDOORS INC. 2004 ANNUAL MEETING
PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.   •

	For All	Withhold All	For All Except		For	Against	Abstain
1. ELECTION OF DIRECTORS
   By Holders of Class A common stock
   Terry E. London  John M. Fahey, Jr.
   _______________________________
   (Instructions: To withhold authority
   to vote for any individual nominee,
   write the name(s) if the nominee(s)
above.)				3. Approval of the proposed amendment to the Johnson Outdoors Inc. 1987 Employees' Stock Purchase Plan.
2. Approval of the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan	For	Against	Abstain	4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Check appropriate box Indicate changes below: Address Change? |_| Name Change? |_|
Date:

Signature(s) ______________________________________________

Note: Please sign exactly as your name appears on your
stock certificate. Joint owners should each sign
personally. A corporation should sign full corporate name
by duly authorized officers and affix corporate seal, if
any. When signing as attorney, executor, administrator,
trustee or guardian, give full title as such.

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE, DETACH AND MAIL THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

CLASS B COMMON STOCK

PROXY

JOHNSON OUTDOORS INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Tuesday, February 25, 2004, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2 AND 3.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

(Continued and to be signed on reverse side)

JOHNSON OUTDOORS INC. 2004 ANNUAL MEETING
PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.   •

	For All	Withhold All	For All Except		For	Against	Abstain
1. ELECTION OF DIRECTORS
   By Holders of Class B common stock
   Samuel C. Johnson  Helen P. Johnson-Leipold
   Thomas F. Pyle, Jr.  Gregory E. Lawton
   _______________________________
   (Instructions: To withhold authority
   to vote for any individual nominee,
   write the name(s) if the nominee(s)
above.)				3. Approval of the proposed amendment to the Johnson Outdoors Inc. 1987 Employees' Stock Purchase Plan.
2. Approval of the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan	For	Against	Abstain	4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Check appropriate box Indicate changes below: Address Change? |_| Name Change? |_|
Date:

Signature(s) ______________________________________________

Note: Please sign exactly as your name appears on your
stock certificate. Joint owners should each sign
personally. A corporation should sign full corporate name
by duly authorized officers and affix corporate seal, if
any. When signing as attorney, executor, administrator,
trustee or guardian, give full title as such.

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE, DETACH AND MAIL THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

JOHNSON OUTDOORS INC.

2003 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

Section 1:  Purpose

The purpose of the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan (the “Plan”) is to promote the long-term growth and financial success of Johnson Outdoors Inc. (the “Company”) by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company’s non-employee directors and its shareholders.

Section 2:  Definitions

As used in the Plan, the following terms have the respective meanings set forth below:

(a)     “Award” means any Stock Option or Stock Award granted under the Plan.

(b)     “Black-Scholes Model” means the Black-Scholes Option Pricing Model, which shall be used to calculate the fair value of Stock Option grants under the Plan, as of the date of such grant. Six factors are required to calculate the value of a Stock Option using the Black-Scholes Model: the Stock Option’s exercise price; the current price of the Common Stock; the dividend yield of the Common Stock; the Stock Option’s time to expiration; the risk-free market rate of return; and the future volatility of the Common Stock. Only the future volatility of the Common Stock cannot be objectively determined. In connection with using the Black-Scholes Model to calculate the fair value of Stock Option grants under the Plan, the Committee may use such variations of the Black-Scholes Model and parameters and procedures respecting the Black-Scholes Model, including, without limitation, parameters and procedures used to measure the historical volatility of the Common Stock as of the relevant grant date, as the Committee deems reasonably appropriate in its sole discretion.

(c)     “Board” means the Company’s Board of Directors.

(d)     “Committee” means a committee of the Board that the Board designates to administer the Plan. The Committee shall consist of not less than two directors, each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3 (“Rule 16b-3”) under the 1934 Act, or any successor provisions thereto, as an “outside director” under Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provisions thereto and as an “independent” director pursuant to the definition of independence in the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Common Stock is traded, if any. If at any time the Committee shall not be in existence, then the members of the Board that do qualify as non-employee directors, outside directors and independent directors shall administer the Plan and shall be deemed to be the Committee for purposes of the Plan.

(e)     “Common Stock” means the Class A Common Stock, $.05 par value, of the Company and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

(f)     “Fair Market Value” means the fair market value of the Common Stock determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on the Nasdaq National Market, the Nasdaq Smallcap Market or another over-the-counter market, the Fair Market Value shall be the average of the bid and asked prices of a share of Common Stock in the applicable over-the-counter market on the specified date, as reported by the National Association of Securities Dealers (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is then a national securities exchange, the Fair Market Value shall be the average of the high and low prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the specified date (or if no sales occurred on such date, the last preceding date on which sales occurred).

(g)     “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

(h)     “Participant” means a director of the Board who is not an employee of the Company, or any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant interest as determined by the Committee.

(i)     “Shares” means shares of Common Stock.

(j)     “Stock Award” means an Award to a Participant comprised of Shares granted under Section 5(b) or 5(c) of the Plan.

(k)     “Stock Option” means an award in the form of the right to purchase a specified number of Shares at a specified price during a specified period granted under Section 5(a) or 5(c) of the Plan.

Section 3:  Effective Dates

The Plan shall become effective on December 4, 2003, subject to the approval of the Plan by the shareholders of the Company at the Company’s 2004 annual meeting of shareholders. To the extent that any Awards are granted under the Plan prior to its approval by shareholders, the grants shall be contingent on approval of the Plan by the shareholders of the Company. No Awards may be made under the Plan after December 4, 2013 or earlier termination of the Plan by the Board.

Section 4:  Stock Available for Awards

(a)     Common Shares Available. The maximum number of Shares available for Awards under the Plan may not exceed 150,000 shares of Common Stock (subject to adjustment pursuant to Section 4(b) hereof).

2

(b)     Adjustments and Reorganizations. In the event that the Committee shall determine that any dividend (other than a normal cash dividend) or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be necessary or appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to Participants under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the (i)  number and type of Shares available under the Plan and that thereafter may be made the subject of Awards under the Plan, and (ii)  number and type and exercise price of Shares subject to outstanding Stock Options, provided any such adjustments are consistent with the effect on other shareholders arising from any such action. The Committee may also make such similar appropriate adjustments in the calculation of Fair Market Value as it deems necessary or appropriated to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to Participants under the Plan. Notwithstanding the foregoing, (x) Stock Options subject to grant or previously granted under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the Participant and preserve, without exceeding, the value of such Stock Options, and (y) the number of Shares subject to Stock Awards under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the relative proportionate interest represented by such Shares immediately prior to any such event.

(c)     Change of Control. In order to preserve a Participant’s rights under a Stock Option granted under the Plan in the event of any sale of all or substantially all of the Company’s assets, merger, consolidation, combination or other corporate reorganization, restructuring or change of control of the Company (“Change of Control”) (the Committee in its sole discretion will determine if there has been a Change of Control), the Committee in its discretion may, at the time the Stock Option is granted or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Stock Option; (ii) provide for the purchase of the Stock Option for an amount of cash or other property that could have been received upon the exercise of the Stock Option had the Stock Option been currently exercisable or payable; (iii) adjust the terms of the Stock Option in the manner determined by the Committee to reflect the Change of Control; (iv) cause the Stock Option to be assumed, or new right substituted for the Stock Option, by another entity; or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company. If the terms of Section 4(b) and Section 4(c) would apply to a transaction, then the transaction will be subject to this Section 4(c) and not Section 4(b).

(d)     Common Stock Usage. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award and if such forfeiture, termination, expiration or cancellation occurs prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares to which the Award relates, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

3

Section 5:  Awards

(a)     Stock Options. Commencing with the 2004 annual meeting of shareholders, the Company shall issue to each Participant, on the first business day following each annual meeting of shareholders until the Plan is terminated or amended, Stock Options having a fair value (calculated as of the date of the Stock Option grant using the Black-Scholes Model) of $10,000, or such other amount as the Committee may approve in connection with a specific grant (each an “Annual Stock Option”), provided, however, that a Participant who is first elected as a director of the Company on the date of an annual meeting of shareholders and who receives on that date a Stock Option pursuant to Section 5(c) hereof shall not be eligible to begin to receive grants of Stock Options pursuant to this Section 5(a) until the first business day following the next succeeding annual meeting of shareholders. The Committee shall specifically approve each grant of an Annual Stock Option to a continuing director in advance. The per share exercise price of each such Stock Option shall be the Fair Market Value of a Share of Common Stock on the date of the grant. The exercise price shall be payable at the time of exercise in cash, previously acquired Shares valued at their Fair Market Value or such other forms or combinations of forms of consideration as the Committee may approve. Each such Stock Option shall have a term of ten years and shall become fully exercisable one year following the date on which it is granted unless vesting is accelerated pursuant to Section 4(c) or Section 6(d) or (f).

(b)     Stock Awards. Commencing with the 2004 annual meeting of shareholders, the Company shall issue to each Participant, on the first business day following each annual meeting of shareholders until the Plan is terminated or amended, Shares having a Fair Market Value (calculated as of the date of such Stock Award) of $10,000, or such other amount as the Committee may approve in connection with a specific grant (each an “Annual Stock Award”), provided, however, that a Participant who is first elected as a director of the Company on the date of an annual meeting of shareholders and who receives on that date a Stock Award pursuant to Section 5(c) hereof shall not be eligible to begin to receive Stock Awards pursuant to this Section 5(b) until the first business day following the next succeeding annual meeting of shareholders. The Committee shall specifically approve each grant of an Annual Stock Award to a continuing director in advance.

(c)     Awards Upon Election. On the date on which a Participant is first elected or appointed as a director of the Company during the existence of the Plan, such Participant shall automatically receive as an initial grant the Awards referenced above, as if such Participant had been a director on the first business day following the most recent annual meeting of shareholders (collectively, “Initial Awards”). The Committee shall specifically approve each grant of Initial Awards to a newly elected director in advance. These Awards shall be valued as of the date of grant.

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Section 6:  General Provisions Applicable to Awards

(a)     Transferability of Stock Options. Stock Options granted under the Plan shall not be transferable other than by will or under the laws of descent and distribution, except as otherwise provided by the Committee.

(b)     Non-Transferability of Stock Awards. Shares awarded under Section 5(b) or Section 5(c) hereof shall not be assignable, alienable, saleable or otherwise transferable by the respective Participant until such Participant ceases for any reason to serve on the Board or a Change of Control is effected. Notwithstanding the preceding sentence, the following transfers or other dispositions will not be deemed to be a violation of the transfer restrictions set forth herein:

A gift or other transfer of Shares issued to (i) any trust or other estate in which such Participant has a substantial beneficial interest or as to which such Participant serves as a trustee or in a similar capacity or (ii) any relative or spouse of such Participant, or any relative of such spouse, who has the same home as the Participant which in either case would not change the Participant’s beneficial ownership of those Shares for purposes of reporting under Section 16(a) of the 1934 Act; provided, that any Shares transferred by gift or otherwise pursuant to this subparagraph will continue to be subject to the non-transfer restrictions of this Section as though such Shares were held by the Participant.

(c)     Legend on Certificates. The Committee may cause a legend or legends to be put on any certificates for shares delivered under the Plan pursuant to any Stock Award or upon the exercise of any Stock Option to make appropriate references to any applicable transfer restrictions.

(d)     Termination of Directorship. If for any reason other than death a Participant ceases to be a director of the Company one year or more after the director’s initial election or appointment to the Board while holding a vested Stock Option granted under the Plan, such Stock Option shall continue to be exercisable for a period of three years after such termination or the remainder of the Stock Option term, whichever is shorter (any unvested Stock Option shall be cancelled as of the date of such termination). If for any reason other than death a Participant ceases to be a director of the Company within one year of the director’s initial election or appointment to the Board, the Stock Option granted under the Plan and held by the director shall be cancelled as of the date of such termination. In the event a Participant dies, any unvested Stock Option granted under the Plan to such Participant shall immediately vest and be exercisable by the designated beneficiary, or, in the absence of a designated beneficiary, by will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

(e)     Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Committee shall prescribe, including an option agreement. The Committee need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, including an option agreement, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

5

(f)     Plan Amendment. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, including without limitation an amendment to decrease or increase the amount of the Awards under Section 4; provided, however, that shareholder approval of any amendment of the Plan shall be obtained if otherwise required by (a) the Code or any rules promulgated thereunder, (b) the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Common Stock is then traded, or (c) any other applicable law. To the extent permitted by applicable law, the Committee may also amend the Plan, including without limitation an amendment to decrease or increase the amount of the Awards under Section 4, provided that any such amendments by the Committee shall be reported to the Board. Termination of the Plan shall not affect the right of Participants with respect to Stock Options previously granted to them, and all unexpired Stock Options shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions. Notwithstanding the foregoing, the Board and Committee are prohibited from amending Section 6(g) of the Plan without shareholder approval.

(g)     Repricing Prohibited. Notwithstanding anything in the Plan to the contrary, and except for the adjustments provided in Section 4(b), the Committee and the Board are prohibited from decreasing the exercise price for any outstanding Stock Option granted to a Participant under the Plan after the date of grant or allowing a Participant to surrender an outstanding Stock Option granted under the Plan to the Company as consideration for the grant of a new Stock Option with a lower exercise price.

(h)     No Rights as Shareholder. No Participant shall have any voting or dividend rights or other rights as a shareholder with respect to any Shares subject to a Stock Option granted under the Plan before the date of transfer to the Participant of a certificate or certificates for such Shares and recording of the Participant’s name on the Company’s shareholder ledger as the holder of record of such Shares.

(i)     No Right to Continue as Director. Nothing contained in the Plan or any agreement under the Plan will confer upon any Participant any right to continue to serve as a director of the Company.

(j)     Severability. If any provision of the Plan or any option agreement, if any, or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify the Plan or any option agreement under any law deemed applicable by the Committee, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any option agreement, if any, or Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan, any such option agreement and any such Award shall remain in full force and effect.

(k)     Governing Law. The validity, construction and effect of the Plan, any option agreement and any Award, and any actions taken under or relating to the Plan, any option agreement and any Award shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.

6

JOHNSON OUTDOORS INC.
1987 EMPLOYEES’ STOCK PURCHASE PLAN

1.     Purpose.

The Johnson Worldwide Associates, Inc. 1987 Employees’ Stock Purchase Plan (the “Plan”) has been established by Johnson Worldwide Associates, Inc., a Wisconsin corporation (the “Company”), to allow employees of the Company and its subsidiaries to purchase shares of Class A Common Stock of the Company (“Company Shares”) and thereby share in the ownership of the Company. The Plan is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.     Company Shares Available for Purchase.

Subject to adjustment, in accordance with Paragraph 13, the maximum number of Company Shares which may be purchased pursuant to the Plan shall be 210,000. Company Shares issued under the Plan may be authorized and unissued shares or treasury shares of the Company.

3.     Administration.

The Plan shall be administered by a committee of the Board of Directors of the Company consisting of not less than two (2) directors appointed for such purpose (the “Compensation Committee”). The members of the Compensation Committee shall not, during the one-year period preceding their appointment to the Compensation Committee or during such service, have been granted or awarded any equity securities, purchase rights or options pursuant to the Plan or any other plan of the Company or its subsidiaries, except as otherwise permitted for “disinterested persons” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision. A majority of the members of the Compensation Committee shall constitute a quorum. All determinations of the Compensation Committee shall be made by at least a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Compensation Committee shall be fully as effective as it if had been made by a unanimous vote at a meeting duly called and held.

In accordance with the provisions of the Plan, the Compensation Committee shall establish such terms and conditions for the grants of purchase rights as the Compensation Committee may deem necessary or advisable, adopt such rules or regulations which may become necessary or advisable for the operation of the Plan, and make such determinations, and take such other actions, as are expressly authorized or contemplated in the Plan or as may be required for the proper administration of the Plan in accordance with its terms. The Compensation Committee, in its discretion, may appoint an individual (the “Plan Administrator”) to assist the Compensation Committee in corresponding with employees, with record keeping and in performing other administerial type functions in connection with the Plan; provided, however, that the Plan Administrator shall exercise no discretion with respect to the interpretation of the Plan or the of rights to purchase Company Shares pursuant to the Plan. The interpretation of any provision of the Plan by the Compensation Committee and any determination on the matters referred to in this paragraph shall be final.

4.     Eligibility.

From time to time the Compensation Committee shall designate from the group consisting of the Company, its parent and subsidiary corporations (which may include corporations having become a parent or subsidiary of the Company after the effective date of the Plan), the corporations whose employees may participate in the Plan (a “Designated Corporation”). On any date as of which a determination of eligibility is made, the term “Eligible Employee” shall mean a “full-time” employee of a Designated Corporation who is of legal age for the purpose of executing a binding contract not subject to disaffirmance in the state of his residence, other than a “highly compensated employee” who has been granted or awarded a stock option, stock appreciation right or stock award under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan. For purposes of the Plan, (a) “full-time” employee of a Designated Corporation means an employee thereof who customarily works at least 20 hours per week and more than five months per calendar year, (b) “subsidiary” and “parent” have the meanings given such terms in Section 425 of the Code, and (c) “highly compensated employee” has the meaning given to such term in Section 414(q) of the Code.

5.     Grant of Purchase Rights.

In the discretion of the Compensation Committee, each calendar year, or more frequently if deemed appropriate, beginning on such date as the Committee may specify (the “Grant Date”), each employee who is then an Eligible Employee of a Designated Corporation shall automatically be granted the right to purchase a maximum of 250 Company Shares. In its discretion, the Compensation Committee may change the maximum number of Company Shares available for purchase by each Eligible Employee; provided that the maximum number of shares available for purchase shall be the same for all Eligible Employees and all Eligible Employees shall have the same rights and privileges with respect to the purchase of Company Shares under the Plan. However, nothing contained herein shall require the Compensation Committee to cause any purchase rights to be granted hereunder during any calendar year and the Compensation Committee may, in connection with any grant of rights, specify the maximum number of Company Shares in the aggregate available for purchase by all Eligible Employees during any Purchase Period (the “Maximum Number of Purchase Period Company Shares”).

Each purchase right shall be exercisable during the 30-day period following the Grant Date (such period is hereinafter referred to as the “Purchase Period”), subject to the limitations provided in paragraphs 2 and 8. In the event the Compensation Committee decides to cause any purchase rights to be granted under the Plan, the Company shall send to each Eligible Employee a written notice specifying the Grant Date and the terms and conditions of the right, including the purchase price per share of Company Shares subject to such right. No Company Shares may be issued pursuant to the exercise of purchase rights after the maximum number of Company Shares provided for in paragraph 2 has been purchased. Each purchase right granted pursuant to this paragraph 5 shall expire at 12:00 P.M., 30 days after the Grant Date.

6.     Exercise of Purchase Rights.

Subject to the limitations elsewhere in the Plan, including the limitations on exercise set forth in paragraph 8, employees may exercise their rights to purchase Company Shares granted under the Plan, in whole, or in part, at any time during the Purchase Period; provided, however, that no employee shall be entitled to exercise his purchase rights for less than the Applicable Minimum Number, as defined below, of Company Shares. Employees wishing to exercise their rights to purchase Company Shares granted under the Plan shall make applications on forms prescribed by the Compensation Committee, which forms shall be deemed to include the full terms and conditions of the Plan. Each application to purchase Company Shares shall be accompanied by payment in full to the Company, in cash or its equivalent, of the purchase price for such Company Shares. An application on the prescribed form, properly completed and accompanied by the required payment, shall be deemed to be accepted as of the last day of the Purchase Period, subject to adjustment in the number of Company Shares which may be purchased by the Eligible Employee as provided for pursuant to this paragraph 6. Notwithstanding the foregoing, no application shall be accepted unless received by the Plan Administrator or postmarked, if delivered by mail, on or before the last day of the Purchase Period. For purposes of this paragraph 6, the “Applicable Minimum Number” of Company Shares which may be purchased during a Purchase Period shall be such number of shares as the Compensation Committee, in its discretion, may determine.

If applications to purchase a number of Company Shares in excess of the Maximum Number of Purchase Period Company Shares are received by the Plan Administrator, each employee properly exercising purchase rights during such Purchase Period shall be entitled to purchase the number of Company Shares determined by the sum of:

(a) the Applicable Minimum Number of Company Shares; and

    (b)       a pro rata portion of the Company Shares available after satisfying each employee’s minimum purchase rights based on the number of shares with respect to which such employee has exercised his purchase rights and the aggregate number of shares with respect to which all employees have exercised purchase rights during the Purchase Period.

Notwithstanding any other provisions in this paragraph 6, the Compensation Committee may adjust the number of Company Shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the Compensation Committee may establish.

7.     Purchase Price.

The purchase price per share of each purchase right granted under the Plan shall be the lesser of (a) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share on the Grant Date and (b) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share at the end of the Purchase Period. Unless otherwise determined by the Compensation Committee, the fair market value of a Company Share shall be the closing price of a Company Share in the over-the-counter market on the trading date preceding the specified date, as reported by the Nasdaq National Market (or if such day is a day for which no closing price for a Company Share is so set forth, the next preceding day for which a closing price is so set forth). Notwithstanding the foregoing, the purchase price per share of a Company Share shall in no event be less than the par value of a Company Share.

8.     Individual Limitation.

No employee shall be granted the right to purchase any Company Shares hereunder if such employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or any parent of the Company. For purposes of this 5% limitation, an employee will be considered as owning all stock which the employee may purchase under any outstanding right or option, regardless of the characterization and treatment of such right or option under the Code, and a right or option will be considered outstanding even though under its terms it may be exercised only in installments or only after the expiration of a fixed period of time. An employee will be considered as owning stock attributable to him pursuant to Section 425(d) of the Code. Moreover, no employee may be granted a right to purchase Company Shares under the Plan which permits such employee’s rights to purchase stock under the Plan and all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time. The right to purchase Company Shares shall be deemed to accrue when the right or option (or any part thereof) first becomes exercisable during the calendar year.

9.     Limitations on Exercise of Purchase Rights.

Purchase rights granted under the Plan shall not become exercisable until such time as the Company Shares which may be issued pursuant to the Plan (i) have been registered under the Securities Act of 1933, as amended (the “Act”), and any applicable state and foreign securities laws; or (ii) in the opinion of the Company’s counsel, may be issued pursuant to an exemption from registration under the Act and in compliance with any applicable state and foreign securities laws.

10.     Stock Certificates.

Certificates covering the Company Shares purchased under the Plan shall be issued as soon as reasonably practicable after the last day of the Purchase Period. The Company will pay all stamp taxes and the like, and all fees, in connection with such issue.

11.     Nontransferability of Purchase Rights.

An employee’s right to exercise purchase rights under the Plan shall not be transferable by such employee and may be exercised only by the employee. An employee’s right to exercise purchase rights may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

12.     Termination of Employment.

In the event of termination of employment of an employee, whether on account of death, discharge, resignation or any other reason, all rights of the employee to exercise purchase rights under the Plan shall terminate.

13.     Adjustments.

In order to prevent dilution or enlargement of purchase rights, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in Company Shares, the Compensation Committee shall make appropriate changes in the number of Company Shares which may be purchased pursuant to the Plan, and the number of Company Shares covered by, and the purchase price under, each outstanding purchase right, and such other changes in the Plan and outstanding purchase rights as the Compensation Committee may deem appropriate under the circumstances. No rights to purchase a fractional Company Share shall result from any such change.

14.     Restrictions on Stock Transferability.

The Compensation Committee shall impose such non-discriminatory restrictions on the transfer of any shares of stock acquired pursuant to the exercise of a purchase right under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of stock are then listed, if any, and under any state and foreign securities laws applicable to such shares.

15.     Amendment/Termination.

The Board of Directors may amend or terminate the Plan at any time, but any such amendment or termination (other than an adjustment contemplated by paragraph 13) shall not affect purchase rights outstanding at the time thereof; provided, however, that the Board of Directors may not, without the approval of the shareholders of the Company, amend the Plan to (i) increase the maximum number of Company Shares which may be purchased pursuant to the Plan (except as provided in paragraph 13); (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to participants under the Plan.

16.     Applicable Law.

The Plan shall, to the extent not inconsistent with applicable federal law, be construed under the laws of the State of Wisconsin.

17.     Effective Date.

The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the shareholders within twelve months of such effective date. Purchase rights may be granted prior to such approval, provided that such purchase rights shall be subject to such approval and shall not be exercised until after such approval.

Last amended on December 4, 2003.